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                                                              Exhibit 10.1

                        OMNIBUS AMENDMENT AGREEMENT

This OMNIBUS AMENDMENT AGREEMENT (the "Agreement") is dated as of June 30, 2004 among NORDSTROM CREDIT CARD RECEIVABLES LLC ("NCCR") and NORDSTROM CREDIT, INC. ("NCI").

WHEREAS NCCR, the Servicer and NCI are parties to that certain Note Purchase Agreement dated as of March 1, 2004 (the "Note Purchase Agreement");

WHEREAS the Issuer and the Indenture Trustee are parties to that certain Series 2004-1 Indenture Supplement dated as of March 1, 2004 (the "Series 2004-1 Supplement") to the Master Indenture dated as April 1, 2002 between the Issuer and the Indenture Trustee;

WHEREAS, pursuant to the Note Purchase Agreement, NCI has purchased from NCCR the Class A Notes and Class B Notes issued by the Issuer;

WHEREAS, pursuant to Section 4.09 of the 2004-1 Supplement, NCCR has requested a Principal Balance Increase with respect to the Notes and NCI has agreed to such request, as set forth in the Principal Balance Increase Request and Principal Balance Confirmation attached hereto as Annex A and Annex B, respectively (the "June 30 Principal Balance Increase");

WHEREAS, pursuant to the Note Purchase Agreement and the Series 2004-1 Supplement, NCI and NCCR may agree in writing to increase the Maximum Invested Amount and the Series 2004-1 Maximum Principal Balance without the consent of any other party; and

WHEREAS, in connection with the June 30 Principal Balance Increase, the parties hereto desire to amend the Note Purchase Agreement and the 2004-1 Supplement to increase the maximum principal balances of the Notes, effective as of June 30, 2004.

NOW, THEREFORE, the parties hereto, intending to be legally bound and in consideration of the premises and the mutual covenants herein contained, agree as follows:

Section 1. Defined Terms. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Note Purchase Agreement and the 2004-1 Supplement.

Section 2. Amendment of Note Purchase Agreement. Section 1.01 of the Note Purchase Agreement is hereby amended by deleting the definition of "Class A Maximum Principal Balance" therein and replacing it with the following:

"Class A Maximum Principal Balance" means $227,500,000, as such amount may be increased or decreased from time to time in accordance with Section 2.05."












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Section 3.  Amendment of Series 2004-1 Supplement.  (a)  Section 1.01 of the
Series 2004-1 Supplement is hereby amended by deleting the definition "Class A Maximum Principal Balance" therein and replacing it with the following:

"Class A Maximum Principal Balance" means $227,500,000, as such amount may be increased or decreased from time to time in accordance with the Note Purchase Agreement."

(b) Section 1.01 of the Series 2004-1 Supplement is hereby amended by deleting the definition "Maximum Invested Amount" therein and replacing it with the following:

"Maximum Invested Amount" means, with respect to Series 2004-1, $250,000,000 or such other amount that the Transferor and the Purchaser may agree to in writing from time to time."

Section 4. Acknowledgement of Notice. NCI hereby acknowledges receipt of sufficient notice for the increase in the Series Maximum Principal Balance set forth herein as may be required pursuant to Section 2.05 of the Note Purchase Agreement. The Indenture Trustee acknowledges receipt of sufficient notice of the June 30 Principal Balance Increase as may be required pursuant to Section 4.09(a) of the Series 2004-1 Supplement.

Section 5. Reaffirmation. Except as amended and supplemented hereby, each of the Note Purchase Agreement and the Series 2004-1 Supplement is hereby ratified, confirmed and reaffirmed in all respects. Each such agreement together with the applicable amendment(s) contained herein shall be read, taken and construed as one and the same instrument.

Section 6. Modifications. The terms of this Agreement shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by written instrument signed by all parties hereto.

Section 7. Severability. If any provision of this Agreement shall be declared illegal, invalid or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and, in any event, such illegality, invalidity or unenforceability shall not affect the remainder hereof.

Section 8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same agreement.












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IN WITNESS WHEREOF, this Omnibus Amendment Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

                                     NORDSTROM CREDIT CARD RECEIVABLES
                                       LLC
                                     By   /s/ Marc A. Anacker
                                       --------------------------
                                       Name:  Marc A. Anacker
                                       Title: Treasurer


                                     NORDSTROM CREDIT, INC.
                                     By   /s/ Kevin T. Knight
                                       --------------------------
                                       Name:  Kevin T. Knight
                                       Title: President












































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                                                              ANNEX A


                    PRINCIPAL BALANCE INCREASE REQUEST

                                     June 30, 2004

Nordstrom FSB
13531 East Caley Avenue
Englewood, Colorado 80111
Attn: Legal Department

Wells Fargo Bank, National Association,
  as Indenture Trustee
625 Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota 55479
Attn:  Corporate Trust Services-Asset Backed Administration

Nordstrom Credit, Inc.
13531 E. Caley Avenue
Englewood, Colorado  80111
Attn:  Legal Department

         Re:  Nordstrom Credit Card Master Note Trust
              Series 2004-1 Asset Backed Variable Funding Notes

Dear Sirs:

Pursuant to Section 4.09 of the Series 2004-1 Indenture Supplement, dated as of March 1, 2004 (the "Indenture Supplement"), between Nordstrom Credit Card Master Note Trust (the "Issuer") and Wells Fargo Bank, National Association, as trustee (the "Indenture Trustee"), to the Master Indenture, dated as of April 1, 2002 (the "Master Indenture" and, together with the Indenture Supplement, the "Indenture"), between the Issuer and Wells Fargo Bank Minnesota, National Association, as trustee, the Issuer hereby irrevocably requests a Principal Balance Increase. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture.


1  Proposed Principal Balance Increase Date: June 30, 2004
2  Amount of requested Principal Balance Increase with respect to   $45,500,000
   the Class A Notes (lesser of minimum amount of $2,000,000 or remaining Class A Maximum Principal Balance)
3  Class A Purchase Price                                           $45,500,000
4  Remaining Class A Maximum Principal Balance (after giving        $0
   effect to the requested Principal Balance Increase)
5  Amount of requested Principal Balance Increase with respect to   $4,500,000
   Class B Note (lesser of minimum amount of $2,000,000 or
   remaining Class B Maximum Principal Balance)
6  Class B Purchase Price                                           $4,500,000
7  Remaining Class B Maximum Principal Balance (after giving        $0
   effect to the requested Principal Balance Increase)














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8  Certifications:
   (a) The representations and warranties of Nordstrom Credit Card Receivables LLC ("Transferor") in the (i) Transfer and Servicing Agreement, dated as of April 1, 2002, among the Transferor, Nordstrom fsb, as servicer, and the Indenture Trustee, and (ii) Note Purchase Agreement, dated as of March 1, 2004 (the "Note Purchase Agreement"), among the Transferor, the Servicer and the Purchaser named therein, are true and correct on the date hereof (except to the extent they expressly relate to an earlier or later time).
   (b) The conditions to the Incremental Funding specified in Section 2.03(b) of the Note Purchase Agreement have been satisfied and/or will be satisfied as of the applicable Incremental Funding Date.




The Issuer requests that such increase in the Principal Balance Increase be made and the proceeds of such increase in the Note Principal Balance be remitted on the applicable Increase Date in immediately available funds to the Transferor, in each case in accordance with the terms and conditions specified in the Indenture Supplement and the Note Purchase Agreement. Interest will accrue on the Note Principal Balance as increased by the Principal Balance Increase amount, and Collections of Finance Charge Receivables, Principal Receivables and Defaulted Receivables allocated to Series 2004-1 will be based on the increased Maximum Invested Amount commencing as of July 1, 2004. Interest on the Principal Balance Increase amount for June 30th will be calculated in accordance with the master note agreement between [NCI and NCCR].

Such Principal Balance Increase is requested to be made on June 30, 2004


                                 NORDSTROM CREDIT CARD
                                 MASTER NOTE TRUST,
                                 as Issuer

                                 By:  WILMINGTON TRUST
                                      COMPANY, not in its individual
                                      capacity but solely as Owner
                                      Trustee under the Trust Agreement

                                      By:
                                         ---------------------------
                                      Name:
                                      Title




















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                                                               ANNEX B

               FORM OF PRINCIPAL BALANCE INCREASE CONFIRMATION

                                              June 30, 2004

Wells Fargo Bank, National Association,
  as Indenture Trustee
625 Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota 55479
Attn:  Corporate Trust Services-Asset Backed Administration

        Re:  Nordstrom Credit Card Master Note Trust
             Series 2004-1 Asset Backed Variable Funding Notes

Ladies and Gentlemen:

Pursuant to Section 4.09(b) of the Series 2004-1 Indenture Supplement, dated as of March 1, 2004 (the "Indenture Supplement"), between Nordstrom Credit Card Master Note Trust (the "Trust") and Wells Fargo Bank, National Association, as trustee (the "Indenture Trustee"), to the Master Indenture, dated as of April 1, 2002 (the "Master Indenture" and, together with the Indenture Supplement, the "Indenture"), between the Trust and Wells Fargo Bank Minnesota, National Association, as trustee, the undersigned hereby advises the Indenture Trustee that on the June 30, 2005 Increase Date a Principal Balance Increase in the aggregate amount of $50,000,000, was made by Nordstrom Credit, Inc. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture.


                                            NORDSTROM CREDIT, INC.,
                                            as Purchaser
                                            By:  /s/ Kevin T. Knight
                                               ----------------------
                                               Name:  Kevin T. Knight
                                               Title: President



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